                                                                   EXHIBIT 10.7

================================================================================

                                    FORM OF

                            EQUITYHOLDERS AGREEMENT

                                 BY AND AMONG

                              GOTHAM GOLF CORP.,

                               GOTHAM GOLF LLC,

                             GOTHAM PARTNERS, L.P.

                        FLORIDA GOLF ASSOCIATES, L.P.,

                        FLORIDA GOLF PROPERTIES, INC.,

                                      AND

                         CERTAIN EQUITYHOLDERS OF EACH

                            DATED AS OF [        ]

================================================================================

                               TABLE OF CONTENTS

ARTICLE I

   CERTAIN DEFINITIONS                                                     PAGE
                                                                           ----
   Section 1.1    Definitions.............................................    1
   Section 1.2    Construction............................................    4

ARTICLE II

   BOARD OF DIRECTORS

   Section 2.1    Composition of the Corporation Board....................    5
   Section 2.2    Removal and Replacement of Directors....................    5
   Section 2.3    Removal of Founders Director by Shareholders............    5

ARTICLE III

   OTHER AGREEMENTS

   Section 3.1    Right of Co-Sale........................................    5
   Section 3.2    Structure of Redemptions................................    6

ARTICLE IV

   TRANSFER RESTRICTIONS

   Section 4.1    Restrictions on Transfers...............................    7
   Section 4.2    Affiliate Transfers.....................................    8
   Section 4.3    Pledge to a Loan Bank...................................    8
   Section 4.4    Void Transfers..........................................    8
   Section 4.5    Open-Market Trades......................................    8

ARTICLE V

   REGISTRATION RIGHTS

   Section 5.1.   Demand Registrations....................................    8
   Section 5.2.   Piggy-Back Registration.................................    9
   Section 5.3.   Termination of Registration Obligations.................   10
   Section 5.4.   Registration Procedures.................................   11
   Section 5.5.   Registration Expenses...................................   14
   Section 5.6.   Indemnification; Contribution...........................   15

ARTICLE VI

   TERMINATION

   Section 6.1    Termination.............................................   17

ARTICLE VII

   MISCELLANEOUS

   Section 7.1    Counterparts............................................   17
   Section 7.2    Governing Law...........................................   17

                                                                           PAGE
                                                                           ----
   Section 7.3     Jurisdiction and Forum.................................  17
   Section 7.4     Entire Agreement.......................................  17
   Section 7.5     Expenses...............................................  17
   Section 7.6     Notices................................................  18
   Section 7.7     Successors and Assigns.................................  19
   Section 7.8     Headings; Definitions..................................  19
   Section 7.9     Amendments and Waivers.................................  19
   Section 7.10    Severability...........................................  20
   Section 7.11    Interpretation.........................................  20
   Section 7.12    Specific Performance...................................  20
   Section 7.13    No Third-Party Beneficiaries...........................  20

   This EQUITYHOLDERS AGREEMENT, dated as of [           ], 2002 (this
"AGREEMENT"), is entered into by and among (i) Gotham Golf Corp., a Delaware corporation (the "CORPORATION"), in its individual capacity and in its capacity as a Limited Partner of Gotham Golf Partners, L.P., a Delaware limited partnership (the "PARTNERSHIP"), (ii) Gotham Golf, LLC, a single-member Delaware limited liability company and wholly owned subsidiary of the Corporation (the "GENERAL PARTNER"), in its individual capacity and in its capacity as general partner of the Partnership, (iii) Gotham Partners, L.P., a Delaware limited partnership ("GOTHAM"), individually and on behalf of its Controlled Affiliates, each in its capacity as a shareholder of the Corporation, (iv) Florida Golf Associates, L.P., a Virginia limited partnership ("FGA"), (v) Florida Golf Properties, Inc., a Virginia corporation ("FGPI"), and (vi) certain Limited Partners of the Partnership and shareholders of the Corporation as identified on EXHIBIT A (each a "FOUNDER", collectively "FOUNDERS", and together with Gotham, FGA, FGPI and their respective Controlled Affiliates, the "EQUITYHOLDERS").

                                   RECITALS

   WHEREAS, the Partnership, Gotham, FGA, FGPI and certain other Persons have entered into that certain Agreement and Plan of Merger and Contribution, dated as of February 13, 2002 (the "MERGER AGREEMENT"), which provides, among other things, that Gotham, FGA, FGPI and certain of Gotham's Affiliates shall contribute their respective rights, titles and interests in the Partnership to the Corporation, which in turn shall contribute certain of these rights, titles and interests to the General Partner, in exchange for the Common Stock of the Corporation;

   WHEREAS, in connection with those matters, the partners of the Partnership have resolved to amend and restate their agreement of limited partnership in the form of the Third Amended and Restated Agreement of Limited Partnership of Gotham Golf Partners, L.P. (the "PARTNERSHIP AGREEMENT");

   WHEREAS, the execution of this Agreement is a condition of the obligation of the parties to the Merger Agreement to consummate the transactions contemplated thereby; and

   WHEREAS, the Corporation, the Partnership and the Equityholders desire to establish in this Agreement certain terms and conditions concerning their holdings of Partnership Units and Common Stock and concerning provisions related to the Equityholders' relationship with and investment in the Partnership and the Corporation, as the case may be, immediately following the consummation of the transactions contemplated by the Merger Agreement.

   NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

   Section 1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings set forth below:

   "AFFILIATE" shall have the meaning set forth in the Partnership Agreement.

   "AGREEMENT" shall have the meaning set forth in the Preamble.

   "BANK" shall mean any bank whose deposits are insured under the Federal Deposit Insurance Act, as amended.

   "BANK DEMAND RIGHT" shall have the meaning set forth in Section 5.1.

   "BLACKOUT PERIOD" shall have the meaning set forth in Section 5.1.

   "BUSINESS DAY" shall have the meaning set forth in the Partnership Agreement.

   "COMMON STOCK" shall mean the common stock, par value $0.01 per share, of the Corporation.

   "COMMON STOCK EQUIVALENTS" shall mean shares of Common Stock issuable upon redemption of the Partnership Units.

   "CONTROL" (including terms with correlative meanings such as "CONTROLLED", "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL") shall mean, with respect to any Person, the possession, directly or indirectly, of (i) greater than 51% of the economic interests of a Person and (ii) the power to direct or cause the direction of the management policies of that Person, whether through ownership of voting securities or otherwise.

   "CORPORATION" shall have the meaning set forth in the Preamble.

   "CORPORATION BOARD" shall have the meaning set forth in Section 2.1.

   "CORPORATION INTEREST" shall mean, with respect to any Person, such Person's percentage ownership (direct and indirect) of the outstanding Common Stock at the time of measurement, including (i) that number of shares of Common Stock for which such Person's Partnership Units can be redeemed pursuant to the Partnership Agreement and (ii) that number of shares of Common Stock arising from Transfers from another Equityholder to such Person, but in any case, shall not include any Market Shares owned (directly or indirectly) by such Person.

   "DEMAND REGISTRATION" shall have the meaning set forth in Section 5.1.

   "DEMAND REQUEST" shall have the meaning set forth in Section 5.1.

   "DEMAND SHARES" shall have the meaning set forth in Section 5.1.

   "DIRECTOR" shall mean one or more of the members of the Corporation Board, as the context may require.

   "EFFECTIVE PERIOD" shall have the meaning set forth in Section 5.4.

   "EQUITYHOLDERS" shall have the meaning set forth in the Preamble.

   "FAIR MARKET VALUE" shall mean, with respect to any Person's Common Stock or Partnership Units redeemable for Common Stock, the average of the daily market price for the Common Stock or the Common Stock issued upon redemption of the Partnership Units, as the case may be, for the ten (10) consecutive trading days immediately preceding the relevant time of measurement. The market price for each such trading day shall be: (i) if the Common Stock is listed or admitted to trading on any securities exchange or inter-dealer quotation system of a registered securities association, the closing price, regular way, on such day or, if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the Common Stock is not listed or admitted to trading on any securities exchange or the inter-dealer quotation system of a registered securities association, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, in its sole discretion, or (iii) if the Common Stock is not listed or admitted to trading on any securities exchange or the inter-dealer quotation system of a registered securities association and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, in its sole discretion, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; PROVIDED that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Fair Market Value of the Common Stock shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers appropriate.

   "FAMILY" shall mean, with respect to a particular Equityholder, such Equityholder's estate and heirs and current and former spouse(s), parents, parents-in-law, children, children-in-law, siblings, nephews, nieces and grandchildren and any trust, entity or estate, all of the beneficiaries and/or actual and beneficial owners of which consist solely of such Equityholder or such Equityholder's current or former spouse(s), parents, parents-in-law, children, children-in-law, siblings, nephews, nieces and grandchildren.

   "FGA" shall have the meaning set forth in the Preamble.

   "FGPI" shall have the meaning set forth in the Preamble.

   "FOUNDER" AND "FOUNDERS" shall have the meanings set forth in the Preamble.

   "FOUNDERS DIRECTOR" shall have the meaning set forth in Section 2.1.

   "GENERAL PARTNER" shall have the meaning set forth in the Preamble.

   "GOTHAM" shall have the meaning set forth in the Preamble.

   "GOTHAM DEMAND RIGHT" shall have the meaning set forth in Section 5.1.

   "GOVERNMENTAL ENTITY" shall mean any federal, state or local political subdivision or other governmental agency or instrumentality, foreign or domestic.

   "LIMITED PARTNER" shall have the meaning set forth in the Partnership Agreement.

   "LOAN BANK" shall have the meaning set forth in Section 4.1(a).

   "MARKET SHARES" shall mean Common Stock purchased by a Person through an Open-Market Trade.

   "MAXIMUM NUMBER" shall have the meaning set forth in Section 5.2.

   "MERGER AGREEMENT" shall have the meaning set forth in the Recitals.

   "OPEN-MARKET TRADE" shall mean any purchase or sale on (i) a securities exchange or inter-dealer quotation system on which or through which the Common Stock is traded or (ii) the over-the-counter market.

   "OPTION" shall have the meaning set forth in Section 3.1(b).

   "OTHER HOLDER" shall have the meaning set forth in Section 5.2.

   "PARTNERSHIP" shall have the meaning set forth in the Preamble.

   "PARTNERSHIP AGREEMENT" shall have the meaning set forth in the Recitals.

   "PARTNERSHIP UNITS" shall have the meaning set forth in the Partnership Agreement.

   "PARTY" shall mean each of the parties hereto and any Persons who become a party hereto in accordance with Section 4.2.

   "PERMITTED TRANSFERS" shall have the meaning set forth in Section 4.1.

   "PERSON" shall mean any individual, partnership, limited liability company, firm, corporation, association, joint venture, trust or other entity or any Governmental Entity.

   "PIGGY-BACK REGISTRATION" shall have the meaning set forth in Section 5.2.

   "PIGGY-BACK REQUEST" shall have the meaning set forth in Section 5.2.

   "PROHIBITED SALE" shall have the meaning set forth in Section 3.1(b).

   "PURCHASER" shall have the meaning set forth in Section 3.1(a).

   "PROSPECTIVE SELLER" shall have the meaning set forth in Section 3.1(a).

   "REDEMPTION RIGHT" shall have the meaning set forth in the Partnership Agreement.

   "REGISTRABLE SHARES" shall have the meaning set forth in Section 5.1.

   "SEC" shall mean the Securities and Exchange Commission.

   "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

   "SUBSIDIARY" shall mean, when used with respect to any Person, any Affiliate of such Person that is Controlled by such Person.

   "TOTAL CORPORATION INTEREST" shall mean, with respect to any Person, the sum of (i) such Person's Corporation Interest and (ii) any Market Shares owned (directly or indirectly) by such Person (expressed as a percentage of the outstanding Common Stock at the time of measurement).

   "TRANSFER" shall mean, in verb or noun form, any direct or indirect sale, assignment, gift, encumbrance, hypothecation, mortgage, tender, exchange, any other disposition by law or otherwise or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.

   Section 1.2  CONSTRUCTION.   Unless the context requires otherwise: (a) the
gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine and neuter; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; (c) references to Exhibits refer to the Exhibits attached to this Agreement; (d) references to laws refer to such laws as they may be amended from time to time, and references to particular provisions of a law include any corresponding provisions of any succeeding law;
(e) references to money refer to legal currency of the United States of America; (f) the word "including" means "including, without limitation"; (g) wherever the words "in its sole discretion", "in the General Partner's discretion" (including, with correlative meanings, the terms "absolute discretion" or "individual discretion" or similar words or phrases), as applied to decisions, determinations, judgments, actions, undertakings or exercises of power and/or authority by the General Partner or the Corporation (whether on behalf of the Partnership or otherwise), shall be interpreted to mean that (i) the General Partner or the Corporation (as the case may be) may decide, make determinations, adjudge, act, undertake undertakings or exercise its power and/or authority with respect to such matters without reference to its fiduciary or other duties, whether arising under law, equity or otherwise owing to the Partnership, or the partners and Limited Partners thereof or any other Persons, other than contractual duties arising on account hereof and (ii) the Founders, in their capacity as Limited Partners of the

Partnership, shall be deemed to have consented to and/or approved all such matters without any further action on their or the General Partner's part; and
(h) all capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms. For the avoidance of doubt, nothing contained in this Section 1.2 shall be deemed to be a waiver by any Equityholder or as an admission by the General Partner, in connection with any claims for breach of fiduciary duty against the General Partner for any acts or omissions occurring after the date hereof.

                                  ARTICLE II

                              BOARD OF DIRECTORS

   Section 2.1 COMPOSITION OF THE CORPORATION BOARD. Each of the Equityholders shall, and shall cause its Controlled Affiliates to, make nominations and vote their respective Total Corporation Interest, so that the Corporation shall be managed by a board of directors (the "CORPORATION BOARD") that, subject to the Corporation's Certificate of Incorporation and Bylaws (in each case, as amended from time to time), shall be comprised of seven (7) Persons, including, one (1) individual designated by those Founders who have a Corporation Interest greater than zero, acting as a single group (the "FOUNDERS DIRECTOR"). The Founders Director shall serve as a Director until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The Founders shall, among themselves, establish the terms and conditions for designating the Founders Director and, if no such agreement is reached, the designee required by this Section 2.1 shall be designated by that certain Founders Agreement, dated as of the date hereof, by and among the Founders.

   Section 2.2 REMOVAL AND REPLACEMENT OF DIRECTORS. Each Equityholder shall, and shall cause its Affiliates to, vote their respective Total Corporation Interest to remove the Founders Director at the request of the Founders, acting as a single group, at any time and for any reason (or for no reason). Subject to the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time, should the Founders Director be unwilling or unable to continue to serve, or otherwise cease to serve (including by reason of his or her involuntary removal or at the expiration of any applicable term of office), then each of the Equityholders shall, and shall cause its Affiliates to, make nominations and vote their respective Total Corporation Interest to fill the resulting vacancy on the Corporation Board by a Person designated by the Founders, as provided in Section 2.1.

   Section 2.3 REMOVAL OF FOUNDERS DIRECTOR BY SHAREHOLDERS. None of the Equityholders or their Controlled Affiliates shall participate in, nor shall they cooperate with, any effort, or execute any resolution proposed by shareholders of the Corporation other than the Equityholders, to remove the Founders Director so long as the Founders Director is either John Caporaletti or R. Daniel Mays.

                                  ARTICLE III

                               OTHER AGREEMENTS

   Section 3.1 RIGHT OF CO-SALE.

   (a) None of the Equityholders nor their respective Affiliates (each, a "PROSPECTIVE SELLER") shall Transfer any part or all of its Corporation Interest to any Person unless the prospective transferee (the "PURCHASER") offers to purchase from each other Equityholder on terms no less favorable than those offered to the Prospective Seller up to a number of shares of Common Stock such that, in the case of a Transfer of a Person's Corporation Interest, if each Equityholder accepts such offer in full, the ratio of the aggregate number of shares of Common Stock and Common Stock Equivalents directly or indirectly held by the Prospective Seller immediately before such Transfer to the aggregate number of shares of Common Stock and Common Stock Equivalents directly or indirectly held by the Prospective Seller immediately after such Transfer shall be equal to the ratio of the aggregate number of shares of Common Stock and Common Stock Equivalents directly or indirectly held by the other Equityholders immediately before such Transfer to the aggregate number of shares of Common Stock and

Common Stock Equivalents directly or indirectly held by such Equityholders immediately after such Transfer. The Prospective Seller shall send to each other Equityholder a written notice of the Purchaser's offer to purchase shares of Common Stock (including Common Stock Equivalents that are redeemed for Common Stock) pursuant to this Section 3.1 at least 30 days prior to the closing of any sale of shares of Corporation Interests by any Prospective Seller. Such other Equityholders may accept the Purchaser's offer in whole or in part and shall evidence its acceptance of the Purchaser's offer by sending a notice of acceptance to the Prospective Seller and the Purchaser within 30 days after receipt of the notice of the Purchaser's offer. An Equityholder that does not accept the Purchaser's offer (in whole or in part) in accordance with the foregoing sentence shall be deemed to have rejected the Purchaser's offer.

   (b) If a Prospective Seller Transfers any Corporation Interest to any Person in contravention of the preceding Section 3.1(a) (a "PROHIBITED SALE"), each other Equityholder shall have the option (the "OPTION") to sell to such Prospective Seller up to a number of shares of Common Stock equal to the number of shares that such Equityholder would have had the right to sell in connection with the Prohibited Sale had such Prospective Seller and such Purchaser complied with the terms of this Agreement. The price per share of Common Stock that the Prospective Seller shall pay to each Equityholder in the event any such Equityholder exercises its Option shall be equal to the price per share of Common Stock paid to the Prospective Seller in the Prohibited Sale. An Option may be exercised by an Equityholder within 30 days after it has received notice or otherwise become aware of the Prohibited Sale, and may be exercised in whole or in part. The Prospective Seller shall reimburse each Equityholder for any reasonable expenses, including attorneys' fees, in exercising an Option.

   (c) The Corporation and the Partnership shall not consummate or facilitate the consummation of any Transfer of Corporation Interest that is subject to this Section 3.1 unless the prospective transferee simultaneously consummates its corresponding purchase from each of the Equityholders that has exercised its right to participate in such Transfer.

   (d) In the event that any Equityholder elects not to sell the full number of shares of Common Stock that it is entitled to sell pursuant to paragraph (a) or
(b) above, the unexercised portion of its right to participate in such a sale shall be allocated to and among the other Equityholders on a pro rata basis according to their holdings of Common Stock (and Partnership Units redeemable for Common Stock) or as such other Equityholders otherwise agree to allocate such unexercised portion. An Equityholder may exercise its foregoing right to sell an increased number of shares of Common Stock in whole or in part. In the event that the Equityholders do not elect to sell the full number of shares of Common Stock that they are entitled to sell pursuant to paragraphs (a), (b) and
(d), (i) such remaining unexercised portion may be sold by the Prospective Seller to the Purchaser on terms no more favorable to the Prospective Seller than those originally proposed, and (ii) such sale must take place during the period ending 45 days after delivery of the notice required to be sent to the Equityholders pursuant to Section 3.1(a).

   (e) Anything to the contrary herein notwithstanding, it is acknowledged and agreed that Sections 3.1(a), (b) and (c) shall not apply to (i) Transfers of Common Stock by the Corporation to any Person, (ii) Transfers of Partnership Units by the Partnership, (iii) Transfers by Equityholders to any of their Affiliates, (iv) Transfers from an Equityholder to any other Equityholder, or
(v) Open-Market Trades of Common Stock, and (vi) distributions of Common Stock by Gotham or its Affiliates to their respective limited partners or beneficial owners.

   Section 3.2 STRUCTURE OF REDEMPTIONS. At the request of any Equityholder, the General Partner shall use its reasonable commercial efforts to structure any redemption on account of the exercise of an Equityholder's Redemption Right as a purchase of such Equityholder's interest in the Partnership by the Partnership. For purposes of clarity, it is acknowledged and agreed that, irrespective of whether a redemption is structured as a purchase by the Partnership or as a purchase by the General Partner, the General Partner shall determine, in its sole discretion, whether the Redemption Amount is the Cash Amount or the GGC Shares Amount (each as defined in the Partnership Agreement).

                                  ARTICLE IV

                             TRANSFER RESTRICTIONS

   Section 4.1 RESTRICTIONS ON TRANSFERS. (a) Except as otherwise provided herein (including Article III), and, with respect to John Caporaletti, subject to the Employment Agreement between the Partnership and John Caporaletti, dated as of the date hereof, for a period ending 18 months after the date hereof, each Founder agrees that he or she shall not Transfer or commit to Transfer (including engaging in any derivative or hedging transaction (such as short-selling or buying or selling options) that has the effect of changing the economic benefits or risks of ownership of) any of his or her Corporation Interests or Partnership Units. The foregoing notwithstanding, each Founder may engage in the following Transfers (the "PERMITTED TRANSFERS"):

      (1) subject to paragraph (c) of this Section 4.1 and Section 4.2, each Founder may Transfer all or any portion of his or her Common Stock or Partnership Units to any of his or her Controlled Affiliates;

      (2) subject to applicable law and the Partnership Agreement, each of FGA, FGPI, Stephen J. Garchik, the Sydne Michael Garchik Trust, the Jessica Katherine Garchik Trust, the Michael Ross Garchik Trust, the Matthew Jay Katzman 1996 Trust and the David Eric Katzman 1997 Trust shall not be restricted in any way from Transferring all or any portion of their Common Stock or Partnership Units;

      (3) subject to paragraph (c) of this Section, each Founder may Transfer all or any portion of his or her Common Stock or Partnership Interest to (a) any other Limited Partner, or (b) such Founder's Family;

      (4) subject to paragraph (c) of this Section, in the event that, pursuant to clauses (i), (ii)(B) and (ii)(C) of Section 5.1.E of the Partnership Agreement, a Tax Loan (as such term is defined in the Partnership Agreement) is not made to an Equityholder, then any such Equityholder that otherwise would have been entitled to a Tax Loan under the Partnership Agreement on account of a sale of assets by the Partnership shall have the right to Transfer that portion of its Common Stock that it then owns in an amount equal to the number of shares of Common Stock having a Fair Market Value less than or equal to the Tax Loan that otherwise would have been made but for the application of clauses (i), (ii)(B) and (ii)(C) of Section 5.1.E of the Partnership Agreement; and

      (5) subject to Section 4.3, any Founder may pledge as collateral for loans, including loans provided by any Bank (any such Bank that provides such loan hereinafter referred to as the "LOAN BANK") up to an amount equal to the difference between (A) two-thirds (66 2/3%) of the Fair Market Value (measured as of the time of the pledge) of his or her Corporation Interests and (B) any of his or her outstanding debt to the Partnership, the Corporation, the General Partner or any other Person (including any other Loan Bank), secured by Corporation Interests and/or Partnership Units.

   For purposes of clarity, it is acknowledged and agreed that this Section 4.1(a) constitutes an agreement in respect of pledges and Transfers as contemplated by Section 11.1.B of the Partnership Agreement.

      (b) In the event of a foreclosure by the Loan Bank, a subsequent Transfer of Common Stock shall only be permitted hereunder if the Loan Bank becomes a party to this Agreement, but only for purposes of Article V, by executing an adoption agreement in substantially the form of EXHIBIT B; PROVIDED that EXHIBIT B shall be revised to reflect that the Loan Bank's obligation is limited to the matters described in Article V.

      (c) If any Founder desires to Transfer all or any portion of his or her Corporation Interests pursuant to clauses (1), (3), (4) or (5) of Section 4.1(a), such Transfer shall be permitted only if, after giving effect to such Transfer: (X) two-thirds (66 2/3%) or less of the Fair Market Value (measured as of the time of the Transfer) of such Founder's remaining Corporation Interest remains subject to any lien including as collateral to or security for any outstanding debt to the Partnership, the Corporation, the General Partner, a Loan Bank or any other Person and (Y) in the case of clauses (3), (4) and (5) of Section 4.1(a) hereof, the transferee executes an Assumption Agreement in the form of EXHIBIT C.

   Section 4.2 AFFILIATE TRANSFERS. If any Equityholder desires to Transfer all or any portion of its Corporation Interest to a Controlled Affiliate, such Transfer shall be permitted hereunder only if the transferee executes an adoption agreement substantially in the form of EXHIBIT B.

   Section 4.3 PLEDGE TO A LOAN BANK. If any Founder pledges all or any portion of his or her Corporation Interests, Common Stock or Partnership Units to a Loan Bank pursuant to clause (5) of Section 4.1(a), and the Loan Bank forecloses or is reasonably expected to foreclose on the loan, at such time such Founder shall be deemed to have exercised his or her Redemption Right under Section 8.6 of the Partnership Agreement for any Partnership Units collateralizing the pledge in advance of any Transfer of any Corporation Interest or Common Stock to the Loan Bank on account of such foreclosure. In advance of entering into any pledge arrangement as contemplated by this Section 4.1, the subject Founder shall inform the subject Loan Bank in writing of the restrictions contained herein.

   Section 4.4 VOID TRANSFERS. Any purported Transfer of all or any portion of a Corporation Interest shall be void if: (1) such Transfer is not explicitly permitted hereby; (2) such Transfer would violate or otherwise require any registration or similar action or undertaking under any of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisors Act of 1940 (collectively, the "SECURITIES ACTS") or any regulations promulgated under any of the Securities Acts; or (3) such Transfer would result in the Partnership being deemed a "publicly traded partnership" as defined under Section 7704(b) of the Internal Revenue Code of 1986, as amended. The provisions hereof with respect to Corporation Interests shall apply equally to any rights or options to purchase, or securities convertible into or exchangeable for, Corporation Interests.

   Section 4.5 OPEN-MARKET TRADES. Anything contained herein to the contrary notwithstanding (including any restrictions in Article III and Article IV), following the consummation of the transactions contemplated by the Merger Agreement, subject to applicable securities laws, (i) each Equityholder and its Affiliates may make Open-Market Trades of Common Stock or any other equity interest without restriction, and (ii) any purchase or sale of Market Shares shall not be subject to any restrictions contained herein.

                                   ARTICLE V

                              REGISTRATION RIGHTS

   Section 5.1 DEMAND REGISTRATIONS. (a) (i) Gotham may, on its own behalf and on behalf of its Controlled Affiliates (the "GOTHAM DEMAND RIGHT"), at any time after the date hereof and on an unlimited number of occasions but not more frequently than once during any nine-month period, and (ii) separately, subject to Section 5.3, any Loan Bank may, on its own behalf (the "BANK DEMAND RIGHT"), at any time following the foreclosure of a pledge collateralized by a Founder's Corporation Interests and consequential Transfer of Common Stock to the Loan Bank, on not more than three (3) separate occasions in the aggregate and not more frequently than once during any nine-month period, require the Corporation to file a registration statement under the Securities Act in respect of all or a portion of the Common Stock then held by Gotham and its Controlled Affiliates or the Loan Bank, as the case may be (the "REGISTRABLE SHARES"), by delivering to the Corporation written notice stating that such right is being exercised, specifying the number of shares of Common Stock to be included in such registration (the shares subject to such request, the "DEMAND SHARES") and describing the intended method of distribution thereof, which may include an underwritten offering (a "DEMAND REQUEST"). With respect to any Demand Request or any registration of Demand Shares on account thereof, the Corporation may condition its compliance with its obligations hereunder on Gotham's and its Controlled Affiliates' or the Loan Bank's, as the case may be, agreeing in writing to keep confidential all matters related hereto. Upon receiving a Demand Request, the Corporation shall (i) use reasonable best efforts to file as promptly as reasonably practicable a registration statement on such form as the Corporation, in its sole discretion, may reasonably deem appropriate (provided that the Corporation shall not be obligated to register any securities on a "shelf" registration statement or otherwise to register securities for offer or sale on a continuous or delayed basis), providing for the registration of the sale of such Demand Shares pursuant to the intended method of distribution (a "DEMAND REGISTRATION") and (ii) after the filing of an initial version of the registration statement, use reasonable best efforts to cause such registration statement to be declared effective under the Securities Act as promptly as practicable after the date of filing of such registration statement.

   (b) Notwithstanding anything in this Agreement to the contrary, the Corporation shall be entitled to postpone and delay, for reasonable periods of time, but in no event more than an aggregate of 180 days during any 12-month period (a "BLACKOUT PERIOD"), the filing or effectiveness of any Demand Registration if the Corporation shall determine that any such filing or the offering of any Registrable Shares would (i) in the good faith judgment of the Corporation Board, impede, delay or otherwise interfere with any pending or contemplated material acquisition, disposition, corporate reorganization or any other transaction involving the Corporation, (ii) based upon advice from the Corporation's investment banker or financial advisor, adversely affect any pending or contemplated financing, offering or sale of any class of securities by the Corporation or any of its Affiliates or (iii) in the good-faith judgment of the Corporation Board, require disclosure of material non-public information (other than information relating to an event described in clauses (i) or (ii) above) that, if disclosed at such time, would be harmful to the best interests of the Corporation and its equityholders; PROVIDED, HOWEVER, that the Corporation shall give written notice to Gotham (on its behalf and its Controlled Affiliates) or the subject Loan Bank, as the case may be, of its determination to postpone or delay the filing of any Demand Registration; and PROVIDED, FURTHER, that in the event that the Corporation proposes to register Common Stock, whether or not for sale for its own account, during a Blackout Period, Gotham and its Controlled Affiliates or the Loan Bank, as the case may be, shall have the right to exercise their respective rights under Section 5.2 of this Agreement with respect to such registration, subject to the limitations contained in this Agreement on the exercise of such rights. Upon notice by the Corporation to Gotham and its Controlled Affiliates or the Loan Bank, as the case may be, of any such determination, such persons shall keep the fact of any such notice strictly confidential, and during any Blackout Period, promptly halt any offer, sale, trading or Transfer by it of any Common Stock for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Corporation) and promptly halt any use, publication, dissemination or distribution of the Demand Registration, each prospectus included therein, and any amendment or supplement thereto by it for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Corporation) and, if so directed by the Corporation, will deliver to the Corporation any copies then in its possession of the prospectus covering such Registrable Shares.

   (c) In connection with an underwritten offering, if the managing underwriter or co-managing underwriter reasonably and in good faith shall have advised the Corporation that, in its opinion, the number of Demand Shares subject to a Demand Request exceeds the number that can be sold in such offering, then the Corporation shall include in such registration the number of Demand Shares that, in the opinion of such managing underwriter or underwriters, can be sold in such offering.

   (d) In connection with any underwritten offering, the managing underwriter for such Demand Registration shall be selected by the Corporation, PROVIDED that such managing underwriter shall be a nationally recognized investment banking firm and shall be reasonably acceptable to Gotham (on its own behalf and on behalf of its Controlled Affiliates) and the Loan Bank, as applicable. The Corporation may, at its option and in its sole discretion, select a nationally recognized investment banking firm to act as co-managing underwriter.

   (e) Nothing in this Article V shall affect or supersede any of the transfer restrictions set forth in Article IV hereof or any of the other provisions of this Agreement.

   Section 5.2 PIGGY-BACK REGISTRATION. (a) If, at any time following (i) the exercise of a Gotham Demand Right or (ii) the foreclosure of a pledge collateralized by a Founder's Corporation Interests and consequential Transfer of Common Stock to the Loan Bank, the Corporation proposes to register any Common Stock under the Securities Act on its behalf or on behalf of any of its equityholders, on a form and in a manner that would permit registration of the Registrable Shares (other than in connection with dividend reinvestment plans, rights offerings or a registration statement on Form S-4 or S-8 or any similar successor form), the Corporation shall give reasonably prompt written notice to (A) the Founders (but only in the case of the exercise by Gotham of a Gotham Demand Right) and (B) the Loan Bank, of the Corporation's intention to do so, which notice shall be given to such persons not less than fifteen (15) Business Days prior to the contemplated filing date for such registration statement. Upon the written election of (i) the Founders (but only in the case of the exercise by Gotham of a Gotham Demand Right) or (ii) the Loan Bank (in either case, a "PIGGY-BACK REQUEST"), given to the Corporation within ten (10) Business Days following the receipt of any such written notice (which election shall specify the number of the Registrable Shares intended to be disposed of by the Founders or the Loan Bank, as the case may be), the Corporation shall include in such registration statement (a "PIGGY-BACK REGISTRATION"), subject to the provisions of this Section 5.2 and, in the case of a registration on behalf of any of the Corporation's equityholders, subject to the rights of such equityholders, such number of the Registrable Shares as shall be set forth in such Piggy-Back Request; PROVIDED, HOWEVER, that in the case of a Piggy-Back Request by any Founders, the number of Registrable Shares available for registration on account of such Piggy-Back Request shall not exceed a number of shares of Common Stock such that, if each Founder exercised its Piggy-Back Request in full, the ratio of the aggregate number of shares of Common Stock and Common Stock Equivalents directly or indirectly held by such Founder immediately before the subject Piggy-Back Registration to the aggregate number of shares of Common Stock and Common Stock Equivalents directly or indirectly held by such Founder immediately after such Piggy-Back Registration shall be equal to the ratio of the aggregate number of shares of Common Stock and Common Stock Equivalents directly or indirectly held by Gotham and its Controlled Affiliates immediately before a Demand Registration to the aggregate number of shares of Common Stock and Common Stock Equivalents directly or indirectly held by Gotham and its Controlled Affiliates immediately after such Demand Registration. In the event any Founder elects to submit a Piggy-Back Request for less than the full number of shares of Common Stock that it is entitled to request pursuant to this Section 5.2, the unexercised portion of its right to so request shall be allocated to and among the other Founders on a pro rata basis according to their holdings of Common Stock and Common Stock Equivalents, or as such other Founders otherwise agree to allocate such unexercised portion. A Founder may exercise its Piggy-Back Request in whole or in part. Any registration effected under this Section 5.2 shall decrease the obligations of the Corporation to effect a Demand Registration in respect of a Bank Demand Right required under Section 5.1(a) by one.

   (b) In the event that the Corporation proposes to register Common Stock in connection with an underwritten offering, and a nationally recognized investment banking firm selected by the Corporation to act as managing underwriter thereof reasonably and in good faith has advised the Corporation or any other holder of Common Stock intending to offer Common Stock in the offering (each, an "OTHER HOLDER") that, in its opinion, the inclusion in the registration statement of some or all of the Registrable Shares sought to be registered by Gotham (and its Controlled Affiliates), the Founders or the Loan Bank would adversely affect the price or success of the offering, then the Corporation shall include in such registration statement such number of shares of Common Stock that the Corporation was advised can be sold in such offering without such an effect (the "MAXIMUM NUMBER") as follows and in the following order of priority: (A) FIRST, such number of shares of Common Stock as the Corporation intended to be registered and sold by the Corporation if such registration was initiated by the Corporation or, if such registration is on behalf of any Other Holders, such number of shares of Common Stock as such Other Holders intended to be registered and sold, and (B) SECOND, if and to the extent that the number of shares of Common Stock to be registered under clause
(A) is less than the Maximum Number, such number of shares of Common Stock as Gotham and its Controlled Affiliates, the Loan Bank, the Corporation (if such registration was not initiated by the Corporation) and any Other Holders (or additional Other Holders), as the case may be, shall have intended to register that, when added to the number of shares of Common Stock to be registered under clause (A), is less than or equal to the Maximum Number on a pro rata basis according to the total number of shares of Common Stock intended to be registered by each such Person.

   Section 5.3 TERMINATION OF REGISTRATION OBLIGATIONS. Anything in this Agreement to the contrary notwithstanding, if at any time the Corporation shall obtain a written opinion of legal counsel to the effect that the Registrable Shares may be publicly offered for sale in the United States by Gotham and its Controlled

Affiliates or the Loan Bank without restriction as to manner of sale and amount of securities sold and without registration under the Securities Act, the Corporation shall no longer be obligated to file or maintain a registration statement with respect to the Registrable Shares pursuant to this Agreement, unless at a later date Gotham or the Loan Bank, as the case may be, delivers to the Corporation an opinion of counsel to Gotham or the Loan Bank, as the case may be, which opinion is reasonably satisfactory in form and substance to counsel to the Corporation, that registration is then required as a result of a change in applicable law.

   Section 5.4 REGISTRATION PROCEDURES. (a) In connection with each registration statement prepared pursuant to this Article V, and in accordance with the intended method or methods of distribution of the Registrable Shares as described in such registration statement, the Corporation shall, as soon as reasonably practicable and to the extent practicable:

      (i) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC and use reasonable efforts to cause such registration statement to become and remain effective promptly, which registration statement shall comply as to form in all materials respects with the requirements of the applicable form and include all financial statements required by such form to be filed therewith; PROVIDED that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation shall furnish to separate counsel selected by each of Gotham (on its own behalf and on behalf of its Controlled Affiliates) and the Loan Bank (on its own behalf) draft copies of all such documents proposed to be filed at least ten (10) Business Days (in the case of a Demand Registration) or seven (7) days (in the case of any other registration) prior to such filing, which documents will be subject to the reasonable review and comment of Gotham or the Loan Bank and their respective agents and representatives and the underwriters, if any, and the Corporation shall not file any registration statement in respect of a Demand Registration or amendment or supplement thereto to which Gotham, the Loan Bank or the underwriters, if any, shall reasonably object;

      (ii) furnish separately to Gotham, the Loan Bank, and the underwriters, if any, at least one conformed copy of the registration statement and each post-effective amendment or supplement thereto (including all schedules and exhibits but excluding all documents incorporated or deemed incorporated therein by reference) and such number of copies of the registration statement and each amendment or supplement thereto and the summary, preliminary, final, amended or supplemented prospectuses included in such registration statement as Gotham, the Loan Bank or such underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares being sold by Gotham, the Loan Bank (the Corporation hereby consents to the use in accordance with the U.S. securities laws of such registration statement (or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by Gotham, the Loan Bank and the underwriters, if any, in connection with the offering and sale of the Registrable Shares covered by such registration statement or prospectus);

      (iii) use reasonable efforts to keep such registration statement effective for the earlier of (A) 60 days and (B) such time as all of the securities covered by the registration statement have been disposed (the "EFFECTIVE PERIOD"); prepare and file with the SEC such amendments, post-effective amendments and supplements to the registration statement and the prospectus as may be necessary to maintain the effectiveness of the registration for the Effective Period and to cause the prospectus (and any amendments or supplements thereto) to be filed;

      (iv) use reasonable best efforts to register or qualify the Registrable Shares covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions in the United States as are reasonably necessary, keep such registrations or qualifications in effect for so long as the registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary to enable Gotham, the Loan Bank or any underwriter to consummate the disposition of the Registrable Shares in such jurisdictions; PROVIDED, HOWEVER, that in no event shall the Corporation be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this subparagraph (iv), be required to be so qualified; to execute or file any general consent to service of process under the laws of any jurisdiction; to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the securities covered by the registration statement; or to subject itself to taxation in any jurisdiction where it would not otherwise be obligated to do so, but for this paragraph (iv);

      (v) use reasonable best efforts to cause the Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable Gotham and its Controlled Affiliates and the Loan Bank to consummate the disposition of the Registrable Shares;

      (vi) use reasonable best efforts to cause all Registrable Shares covered by such registration statement to be listed on the principal securities exchange on which the Common Stock is then listed, or if no similar securities are then so listed, cause all such Registrable Shares to be listed on a United States national securities exchange or secure designation of each such Registrable Share as a Nasdaq National Market "national market system security" within the meaning of Rule 11 Aa2-1 of the Securities Act or secure National Association of Securities Dealers Automated Quotation authorization for such shares and, without limiting the generality of the foregoing, use reasonable efforts to take such actions as may be required by the Corporation as the issuer of such Registrable Shares in order to facilitate the registration of at least one market maker as such with respect to such shares with the National Association of Securities Dealers, Inc.;

      (vii) promptly notify Gotham, the Loan Bank and the managing underwriter or underwriters, if any, after becoming aware thereof, (A) when the registration statement or any related prospectus or any amendment or supplement thereto has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC or any United States state securities authority for amendments or supplements to the registration statement or the related prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (E) within the Effective Period of the happening of any event or the existence of any fact which makes any statement in the registration statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto or any prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (viii) during the Effective Period, use its reasonable best efforts to obtain, as promptly as practicable, the withdrawal of any order enjoining or suspending the use or effectiveness of the registration statement or any post-effective amendment thereto or the lifting of any suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction;

      (ix) deliver promptly to Gotham, the Loan Bank and the managing underwriters, if any, copies of all correspondence between the SEC and the Corporation, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit Gotham and the Loan Bank to do such investigation, with respect to information contained in or omitted from the registration statement as each deems reasonably necessary for the purpose of conducting customary due diligence with respect to the Corporation, PROVIDED any such investigation shall not interfere unreasonably with the Corporation's business;

      (x) if applicable, use reasonable efforts to provide and cause to be maintained a transfer agent and registrar for all such Registrable Shares covered by such registration statement not later than the effective date of such registration statement;

      (xi) cooperate with Gotham, the Loan Bank and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Registrable Shares to be sold under the registration statement in a form eligible for deposit with the Depository Trust Corporation not bearing any restrictive legends and not subject to any stop transfer order with any transfer agent, and cause such Registrable Shares to be issued in such denominations and registered in such names as the managing underwriters, if any, may request in writing or, if not an underwritten offering, in accordance with the instructions of Gotham, the Loan Bank, in each case at least two (2) Business Days prior to any sale of Registrable Shares;

      (xii) in the case of an underwritten offering, use reasonable efforts to enter into an underwriting agreement customary in form and scope for underwritten secondary offerings of the nature contemplated by the applicable registration statement;

      (xiii) use reasonable efforts to obtain an opinion from the Corporation's counsel and a "cold comfort" letter from the Corporation's independent public accountants (and, if necessary, any other independent certified public accountants of any Subsidiary of the Corporation or of any business acquired by the Corporation for which financial statements and financial data is, or is required to be, included in the registration statement) in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters in connection with an offering of the nature contemplated by the applicable registration statement;

      (xiv) not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Shares;

      (xv) in connection with any underwritten offering of Registrable Shares, provide reasonable assistance to the underwriters in the marketing of such Registrable Shares, including by making reasonably available its employees and personnel and by participating reasonably in road shows; and

      (xvi) use reasonable efforts to provide to counsel to Gotham (and its Controlled Affiliates), the Loan Bank and to the managing underwriters, if any, no later than the time of filing of any document which is to be incorporated by reference into the registration statement or prospectus (after the initial filing of such registration statement), copies of any such document.

   (b) In the event that the Corporation would be required, pursuant to clause
(vii)(E) of Section 5.4(a) above, to notify Gotham, the Loan Bank or the managing underwriter or underwriters, if any, of the happening of any event specified therein, the Corporation shall, subject to the provisions of Section 5.1(b) hereof, as promptly as practicable, prepare and furnish to Gotham, the Loan Bank and to each such underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Shares that have been registered pursuant to this Agreement, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Gotham and the Loan Bank shall, upon receipt of any notice from the Corporation pursuant to Section 5.4(a)(vii)(E) hereof, use their respective reasonable best efforts to cause any sales or placement agent or agents for the Registrable Shares and the underwriters, if any, to forthwith discontinue disposition of the Registrable Shares until such Person shall have received copies of such amended or supplemented prospectus and, if so directed by the Corporation, to destroy or to deliver to the Corporation all copies then in its possession of the prospectus (prior to such amendment or supplement) covering such Registrable Shares as soon as practicable after Gotham's or the Loan Bank's, as the case may be, receipt of such notice.

   (c) Each of Gotham and the Loan Bank separately shall furnish to the Corporation in writing such information regarding Gotham or the Loan Bank, as the case may be, and their respective intended method of distribution of the Registrable Shares as the Corporation may from time to time reasonably request in writing, but only to the extent that such information is relevant in order for the Corporation to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Registrable Shares conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. Each of Gotham and the Loan Bank separately shall notify the Corporation as promptly as practicable of any inaccuracy or change in information previously furnished to the Corporation or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Shares contains or would contain an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly furnish to the Corporation any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (d) (i) Each of Gotham (and its Controlled Affiliates), the applicable Founders (and their Controlled Affiliates) and the Loan Bank, as the case may be, shall not effect any public sale or distribution of any Registrable Shares, including any sale pursuant to Rule 144 under the Securities Act, and not effect any such public sale or distribution of any other equity security of the Corporation or of any security convertible into or exchangeable or exercisable for any equity security of the Corporation (in each case, other than as part of such underwritten public offering) during the 10 days prior to, and during the 60 day period (or such longer period as Gotham, the applicable Founders and the Loan Bank agree with the underwriter of such offering) beginning on, the consummation of any underwritten public offering of the Registrable Shares covered by a registration statement referred to in Section 5.2, if any of and to the extent that Registrable Shares (or any other equity security of the Corporation or any security convertible into or exchangeable or exercisable for any equity security of the Corporation owned by any of the foregoing) of Gotham (and/or its Controlled Affiliates'), the Founders (and/or their Controlled Affiliates) or the Loan Bank, as the case may be, are being sold thereunder.

   (ii) The Corporation hereby agrees that if it receives a request pursuant to
Section 5.1 or 5.2 for registration of Registrable Shares in an underwritten offering, and if the registration made pursuant to that request is not withdrawn or abandoned, the Corporation shall not Transfer or otherwise dispose of any Common Stock, any other equity security of the Corporation or any security convertible into or exchangeable for any equity security of the Corporation until the earlier of (A) 60 days after the effective date of such registration statement and (B) such time as all of the Registrable Shares covered by such registration statement have been distributed, other than (x) as part of such underwritten offering, (y) pursuant to a registration statement on Form S-8 or Form S-4 under the Securities Act or any successor or similar form or (z) in one or more private transactions that would not interfere with the method of distribution contemplated by such registration statement.

   (e) In the case of any registration under Section 5.1 pursuant to an underwritten offering, or in the case of a registration under Section 5.2 if the Corporation has entered into an underwriting agreement in connection therewith, all shares of Common Stock to be included in such registration shall be subject to the applicable underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided therein and completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Corporation or the underwriter as may be reasonably requested to register such Person's Common Stock.

   Section 5.5 REGISTRATION EXPENSES. In the case of any Demand Registration by Gotham (on behalf of itself or its Affiliates) and related Piggy-Back Request by Founders, the Corporation shall bear all costs, fees and expenses, including, agent fees and commissions, underwriting discounts and commissions, and fees and disbursements of counsel and accountants, in connection with any registration of any Registrable Shares pursuant to Article V. Notwithstanding the foregoing, the Loan Bank shall bear its proportionate share of costs, fees and expenses, including, agent fees and commissions, underwriting discounts and commissions, and fees and disbursements of counsel and accountants, in connection with any registration of any Registrable Shares pursuant to Article V in which Gotham or the Founders also participate, and the full amount of such costs, fees and expenses in connection with any other registration of any Registrable Shares pursuant to Article V.

   Section 5.6 INDEMNIFICATION; CONTRIBUTION. (a) The Corporation shall, and it hereby agrees to, indemnify and hold harmless Gotham and its Controlled Affiliates, the Loan Bank and their respective directors, officers, employees and Controlling Persons, if any, and each underwriter, its partners, directors, officers, employees and controlling Persons, if any, in any offering or sale of the Registrable Shares, against any losses, claims, damages or liabilities, actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including attorneys' fees) (collectively, "CLAIMS") to which each such indemnified party may become subject, insofar as such Claims (including any amounts paid in settlement effected with the consent of the Corporation as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Corporation shall, and it hereby agrees to, reimburse periodically Gotham and its Controlled Affiliates, the Loan Bank or any such underwriter for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Claims; PROVIDED, HOWEVER, that the Corporation shall not be liable to any such Person in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Corporation by such Person or any underwriter or representative of such Person expressly for use therein, or by such Person's failure to furnish the Corporation, promptly upon request, with the information with respect to such Person, or any underwriter or representative of such Person, or such Person's intended method of distribution, that is the subject of the untrue statement or omission or if the Corporation shall sustain the burden of proving that such Person or such underwriter sold securities to the Person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Corporation had previously furnished copies thereof to Gotham, the Loan Bank or such underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

   (b) Each of Gotham, the applicable Founders and the Loan Bank shall separately (i.e., not on a joint or severable basis) (i) indemnify and hold harmless the Corporation, its directors, officers, employees, Affiliates and Controlling Persons, if any, and each underwriter, its partners, officers, directors, employees and Controlling Persons, if any, in any offering or sale of Registrable Shares, against any Claims to which each such indemnified party may become subject, and only to the extent that such Claims (including any amounts paid in settlement as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Corporation by Gotham, the applicable Founders or the Loan Bank, as the case may be, expressly for use therein, and (ii) reimburse the Corporation for any legal or other out-of-pocket expenses reasonably incurred by the Corporation in connection with investigating or defending any such Claim.

   (c) Promptly after receipt by an indemnified party under Section 5.6(a) or
Section 5.6(b) of written notice of the commencement of any action or proceeding for which indemnification under Section 5.6(a) or Section 5.6(b) may be requested, such indemnified party shall notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding hereunder unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to as sume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction) and the indemnifying party shall be liable for any expenses therefor (including any such reasonable counsel's fees). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, compromise or consent to entry of any judgment or enter into any settlement agreement with respect to any action or proceeding in respect of which indemnification is sought under
Section 5.6(a) or Section 5.6(b) (whether or not the indemnified party is an actual or potential party thereto), unless such compromise, consent or settlement includes an unconditional release of the indemnified party from all liability in respect of such claim or litigation, does not subject the indemnified party to any material injunctive relief or other material equitable remedy and does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

   (d) Gotham, the applicable Founders, the Loan Bank and the Corporation agree that if, for any reason, the indemnification provisions contemplated by Sections 5.6(a) or 5.6(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of, the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. If, however, the allocation in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 5.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this Section 5.6(d). The amount paid or payable by an indemnified party as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in Section 5.6(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VI

                                  TERMINATION

   Section 6.1 TERMINATION. (a) With respect to any obligations of Gotham and its Controlled Affiliates related hereto, this Agreement shall terminate and any obligations of Gotham (and, to the extent applicable, the obligations of any of its Controlled Affiliates) shall cease in their entirety, become void and have no effect immediately after Gotham's Total Corporation Interest is less than 11.25% of the issued and outstanding Common Stock; PROVIDED, HOWEVER, that the Gotham Demand Right (and the related Founder's rights under Section 5.2) shall persist until Gotham's Total Corporation Interests is less than 5% of the issued and outstanding Common Stock.

   (b) Upon termination in accordance with this Section 6.1, this Agreement shall become void and have no effect; PROVIDED, HOWEVER, that such termination shall not relieve any Party of any liability for any breach of this Agreement that occurred prior to such termination.

                                  ARTICLE VII

                                 MISCELLANEOUS

   Section 7.1 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (including by facsimile) to the other Parties.

   Section 7.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

   Section 7.3 JURISDICTION AND FORUM. Each Party hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other Courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement; (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other Courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury; (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief; (e) irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such Party is to receive notice; and (f) to the extent that any Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, irrevocably waives such immunity in respect of its obligations with respect to this Agreement.

   Section 7.4 ENTIRE AGREEMENT. This Agreement and the Partnership Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a Party hereto any rights or remedies hereunder.

   Section 7.5 EXPENSES. Except as set forth in this Agreement, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and expenses; PROVIDED, HOWEVER, that in the event that any dispute arises out of this Agreement or the transactions contemplated by this Agreement, the non-prevailing Party in such dispute shall pay all reasonable legal fees and other reasonable costs and expenses incurred by the prevailing Party in connection with investigating, prosecuting and/or defending such dispute.

   Section 7.6 NOTICES. All notices and other communications to be given to any Party hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service or three days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid, or when received in the form of a telegram or facsimile and shall be directed, if to a Party hereunder, to the address or facsimile number set forth below (or at such other address or facsimile number as such Party shall designate by like notice):

   (a) If to Gotham:

       Gotham Partners, L.P.
       110 East 42nd Street
       New York, New York 10017
       Attention:   David S. Klafter, Esq.,
                    General Counsel
       Facsimile:   (212) 286-1133

       With a copy to:

       Wachtell, Lipton, Rosen & Katz
       51 West 52nd Street
       New York, New York 10019
       Attention:   Adam O. Emmerich
       Facsimile:   (212) 403-2000

   (b) If to the Partnership:

       Gotham Golf Partners, L.P.
       575 East Chocolate Avenue
       Hershey, PA 17033
       Attention:   President
       Facsimile:   (717) 520-4249

       With a copy to:

       Hale and Dorr, LLP
       1445 Pennsylvania Avenue, N.W.
       Washington,  District of Columbia 20004
       Attention:   Steven S. Snider, Esq.
       Facsimile:   (202) 942-8484

       And to:

       Gotham Partners, L.P.
       110 East 42nd Street
       New York, New York 10017
       Attention:   David S. Klafter, Esq.,
                    General Counsel
       Facsimile:   (212) 286-1133

       If to FGA or FGPI:

       Stephen J. Garchik
       9001 Congressional Court
       Potomac, Maryland 20854
       Attention:   Stephen J. Garchik
       Facsimile:   (301) 365-9184

       With a copy to:

       Hale and Dorr, LLP
       1445 Pennsylvania Avenue, N.W.
       Washington, District of Columbia 20004
       Attention:   Steven S. Snider, Esq.
       Facsimile:   (202) 942-8484

   (c) If to the Founders:

       To the address and fax set forth on EXHIBIT A

       With a copy to:

       Hale and Dorr, LLP
       1445 Pennsylvania Avenue, N.W.
       Washington, District of Columbia 20004
       Attention:   Steven S. Snider, Esq.
       Facsimile:   (202) 942-8484

   (d) If to the Corporation:

       Gotham Golf Corp.
       [insert address]

       With a copy to:

       [Insert name and address]

   SECTION 7.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns; PROVIDED, HOWEVER, that no Party will assign its rights or delegate any or all of its obligations under this Agreement without the express prior written consent of each other Party.

   SECTION 7.8 HEADINGS; DEFINITIONS. The section and article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

   SECTION 7.9 AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by all Parties. Any Party may, only by an instrument in writing, waive compliance by the other Parties with any term or provision of this Agreement on the part of such other Parties to be performed or complied with. The waiver by any Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising or single or partial exercise of any right, power or remedy by any Party, and no course of dealing between the Parties, shall constitute a waiver of any such right, power or remedy.

   SECTION 7.10 SEVERABILITY. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions of this Agreement shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

   SECTION 7.11 INTERPRETATION. In the event an ambiguity or question of intent or interpretation arises with respect to this Agreement, this Agreement shall be construed as if it was drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

   SECTION 7.12 SPECIFIC PERFORMANCE. The Parties agree that irreparable damage would occur in the event that any Party fails to consummate the transactions contemplated by this Agreement in accordance with the terms of this Agreement and that the Parties shall be entitled to specific performance in such event, in addition to any other remedy at law or in equity, including temporary restraining orders or temporary or permanent injunctions.

   SECTION 7.13 NO THIRD-PARTY BENEFICIARIES. Neither this Agreement nor any provision hereof is intended to confer upon any person other than the parties hereto any rights or remedies hereunder except for Indemnitees that are not parties hereto.

   IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered on the date first set forth above.

                                          GOTHAM GOLF CORP.

                                          By:________________________________
                                             William A. Ackman
                                             Chairman, Board of Directors

                                          GOTHAM GOLF, LLC

                                          By:________________________________
                                             [name]
                                             [title]

                                          GOTHAM PARTNERS, L.P.

                                          By: Section H Partners, L.P.,
                                                its general partner

                                          By: Karenina Corporation,
                                                a general partner of Section H
                                                Partners, L.P.

                                          By:________________________________
                                             William A. Ackman
                                             President

                                          FLORIDA GOLF ASSOCIATES, L.P.

                                          By: GGP, Inc.,
                                                its general partner

                                          By:________________________________
                                             Stephen J. Garchik
                                             President

                                          FLORIDA GOLF PROPERTIES, INC.

                                          By:________________________________
                                             John Caporaletti
                                             President

                                          _____________________________________
                                          R. Daniel Mays

                                          _____________________________________
                                          Stephen J. Garchik

                                          _____________________________________
                                          John Caporaletti

                                          _____________________________________
                                          Michael S. Armel

                                          _____________________________________
                                          Allen DePuy

                                          _____________________________________
                                          Andrew Bonus

                                          _____________________________________
                                          Daniel Stonionis

                                          _____________________________________
                                          William F. Leahy

                                          GOTHAM PARTNERS III, L.P.

                                          By: Section H Partners, L.P.,
                                                its general partner

                                          By: Karenina Corporation,
                                                a general partner of Section H
                                                Partners, L.P.

                                          By:________________________________
                                          William A. Ackman
                                          President

                                          SYDNE MICHELLE GARCHIK TRUST

                                          By:________________________________
                                             Sandy R. Garchik, Trustee

                                          JESSICA KATHERINE GARCHIK TRUST

                                          By:________________________________
                                             Sandy R. Garchik, Trustee

                                          MICHAEL ROSS GARCHIK TRUST

                                          By:________________________________
                                             Sandy R. Garchik, Trustee

                                          MATTHEW J. KATZMAN 1996 TRUST

                                          By:________________________________
                                             Stephen J. Garchik, Trustee

                                          DAVID ERIC KATZMAN 1997 TRUST

                                          By:________________________________
                                             Stephen J. Garchik, Trustee

                                   EXHIBIT A

                                 FOUNDERS LIST

                               John Caporaletti

                              Stephen J. Garchik

                                R. Daniel Mays

                                   EXHIBIT B

                              ADOPTION AGREEMENT

   This Adoption Agreement ("ADOPTION") is executed pursuant to the terms of the Equityholders Agreement by and among by and among Gotham Golf Corp., a Delaware corporation, Gotham Golf, LLC, a Delaware limited liability company, Gotham Partners, L.P., a Delaware limited partnership, Florida Golf Associates, L.P., a Virginia limited partnership, Florida Golf Properties, Inc., a Virginia corporation, Florida Golf Properties, L.P., a Florida limited partnership and
certain other persons described therein, dated as of [          ], 2002, as
amended to date, a copy of which is attached hereto (the "EQUITYHOLDERS AGREEMENT"), by the transferee ("TRANSFEREE") executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

   1. ACKNOWLEDGMENT. Transferee acknowledges that Transferee is acquiring certain [describe securities acquired] (the "SUBJECT SECURITIES") from [identity of Transferor] (the "TRANSFEROR"), pursuant to clause (1) of Section 4.1(a) of the Equityholders Agreement and subject to the terms and conditions of the Equityholders Agreement. In addition, Transferee (i) acknowledges that the Subject Securities may be encumbered by a security interest granted to the Partnership, the General Partner or the Corporation and (ii) agrees that the Subject Securities shall remain subject to any such security interest unless otherwise released by the Partnership, the General Partner or the Corporation, as applicable. Capitalized terms used herein without definition are defined in the Equityholders Agreement.

   2. AGREEMENT. Transferee (i) agrees that the Subject Securities acquired by Transferee shall be bound by and subject to the terms of the Equityholders Agreement in the same capacity as the Transferor was bound by such agreement and (ii) hereby joins in, and agrees to be bound by, the Equityholders Agreement in that same capacity with the same force and effect as if it were originally a party thereto.

   3. NOTICE. Any notice required by the Equityholders Agreement shall be given to Transferee at the address listed beside Transferee's signature below.

   EXECUTED AND DATED on this ____ day of ________ , ____ .

                                          TRANSFEREE:

                                          By:
                                             -----------------------------------

                                          NOTICE:

                                          Address:

                                          --------------------------------------

                                          --------------------------------------

                                          Telecopy:
                                                  ------------------------------

                                   EXHIBIT C

                             ASSUMPTION AGREEMENT

   This Assumption Agreement ("ASSUMPTION") is executed pursuant to the terms of the Equityholders Agreement by and among by and among Gotham Golf Corp., a Delaware corporation, Gotham Golf, LLC, a Delaware limited liability company, Gotham Partners, L.P., a Delaware limited partnership, Florida Golf Associates, L.P., a Virginia limited partnership, Florida Golf Properties, Inc., a Virginia corporation, Florida Golf Properties, L.P., a Florida limited partnership and
certain other persons described therein, dated as of [        ], 2002, as
amended to date, a copy of which is attached hereto (the "EQUITYHOLDERS AGREEMENT"), by the transferee ("TRANSFEREE") executing this Assumption. By the execution of this Assumption, the Transferee agrees as follows:

   1. ACKNOWLEDGMENT. Transferee acknowledges that Transferee is acquiring certain [describe securities acquired] (the "SUBJECT SECURITIES") from [identity of Transferor] (the "TRANSFEROR"), pursuant to clauses (3), (4) and
(5) of Section 4.1(a) of the Equityholders Agreement and subject to the terms and conditions of the Equityholders Agreement. In addition, Transferee (i) acknowledges that the Subject Securities may be encumbered by a security interest granted to the Partnership, the General Partner or the Corporation and
(ii) agrees that the Subject Securities shall remain subject to any such security interest unless otherwise released by the Partnership, the General Partner or the Corporation, as applicable. Capitalized terms used herein without definition are defined in the Equityholders Agreement.

   2. AGREEMENT. Transferee agrees that it shall not Transfer the Subject Securities (including, for the purposes hereof, pledging the Subject Securities as collateral for loans), unless otherwise agreed to in writing by the General Partner, acting in its sole discretion. The foregoing notwithstanding, if and to the extent that Transferee has been admitted as a limited partner of the Partnership, nothing contained herein shall limit such Transferee's ability to exercise his or her rights pursuant to Section 8.6 of the Partnership Agreement.

   3. NOTICE. Any notice required by the Equityholders Agreement shall be given to Transferee at the address listed beside Transferee's signature below.

   EXECUTED AND DATED on this  ____ day of ________ , ____ .

                                          TRANSFEREE:

                                          By:
                                             -----------------------------------

                                          NOTICE:

                                          Address:

                                          --------------------------------------

                                          --------------------------------------

                                          Telecopy:
                                                 -------------------------------